EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Class A Common Stock, par value $0.0001 per share, of OneStream, Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of November 13, 2024.

KKR DREAM HOLDINGS LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR DREAM AGGREGATOR L.P.

By:	KKR Dream Aggregator GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR DREAM AGGREGATOR GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS FUND XII (DREAM) L.P.

By:	KKR Associates Americas XII AIV L.P., its general partner
By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS XII (DREAM) BLOCKER PARENT L.P.

By:	KKR Associates Americas XII AIV L.P., its general partner
By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS XII EEA (DREAM) BLOCKER PARENT L.P.

By:	KKR Associates Americas XII AIV L.P., its general partner
By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS XII (DREAM II) BLOCKER PARENT L.P.

By:	KKR Associates Americas XII AIV L.P., its general partner
By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES AMERICAS XII AIV L.P.

By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR AMERICAS XII AIV GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR WOLVERINE I LTD.

By:	KKR Financial Management LLC, its portfolio manager

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR FINANCIAL MANAGEMENT LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KOHLBERG KRAVIS ROBERTS & CO. L.P.

By:	KKR & Co. GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR & CO. GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR HOLDCO LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR TFO PARTNERS L.P.

By:	KKR Associates TFO L.P., its general partner
By:	KKR TFO GP Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Jeffrey Van Horn, Vice President

KKR ASSOCIATES TFO L.P.

By:	KKR TFO GP Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Jeffrey Van Horn, Vice President

KKR TFO GP LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact for Jeffrey Van Horn, Vice President

KKR CUSTOM EQUITY OPPORTUNITIES FUND L.P.

By:	KKR Associates Custom Equity Opportunities L.P., its general partner
By:	KKR Custom Equity Opportunities Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES CUSTOM EQUITY OPPORTUNITIES L.P.

By:	KKR Custom Equity Opportunities Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR CUSTOM EQUITY OPPORTUNITIES LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR-MILTON STRATEGIC PARTNERS L.P.

By:	KKR Associates Milton Strategic L.P., its general partner
By:	KKR Milton Strategic Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES MILTON STRATEGIC L.P.

By:	KKR Milton Strategic Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR MILTON STRATEGIC LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR NGT (DREAM) BLOCKER PARENT L.P.

By:	KKR Associates NGT L.P., its general partner
By:	KKR Next Gen Tech Growth Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR NGT (DREAM) BLOCKER PARENT (EEA) L.P.

By:	KKR Associates NGT L.P., its general partner
By:	KKR Next Gen Tech Growth Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES NGT L.P.

By:	KKR Next Gen Tech Growth Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR NEXT GEN TECH GROWTH LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

K-PRIME AG FINANCING LP

By:	K-PRIME Hedge-Finance GP Limited, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

K-PRIME HEDGE-FINANCE GP LIMITED

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

K-PRIME AGGREGATOR L.P.

By:	K-PRIME GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

K-PRIME GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

KKR ASSOCIATES GROUP L.P.

By:	KKR Associates Group GP LLC, its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR ASSOCIATES GROUP GP LLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR GROUP PARTNERSHIP L.P.

By:	KKR Group Holdings Corp., its general partner

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR GROUP HOLDINGS CORP.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR GROUP CO. INC.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR & CO. INC.

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Secretary

KKR MANAGEMENT LLP

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Assistant Secretary

HENRY R. KRAVIS

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Attorney-in-fact